Exhibit 10.1

SUBSCRIPTION AGREEMENT

Calpian, Inc.
500 N Akard St.
Dallas, TX 75201

Ladies and Gentlemen:
1.    Subscription. The undersigned (the “Purchaser”) by execution of this Subscription Agreement (“Subscription Agreement”), intending to be legally bound, hereby irrevocably agrees to purchase from Calpian, Inc., a Texas corporation (the “Company”) the number of shares (the “Shares”) of the Company’s Series E Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), set forth on the signature page hereto at a purchase price of One Thousand Dollars ($1,000.00) per share, for the aggregate subscription price set forth on the signature page hereto (the “Purchase Price”). The Preferred Stock carries the rights, limitations and preferences set forth in the Certificate of Designation attached hereto as Exhibit B. The minimum investment is $50,000 and the maximum investment is $5,000,000, unless the Company, in its sole discretion, accepts subscriptions for lesser or greater amounts. If this subscription is accepted, the Company will signify such acceptance by executing counterparts of this Subscription Agreement and causing one such mutually executed counterpart to be returned to the undersigned.
This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and all attachments, schedules and exhibits hereto (the “Subscription Agreement”), including but not limited to the the risk factors (“Risk Factors”) set forth on Schedule I hereto, relating to the offering (the “Offering”) by the Company of up to a maximum of $25,000,000 of Preferred Stock (the “Maximum Offering Amount”), unless the Maximum Offering Amount is increased to $30,000,000 by the Company’s Board of Directors. The offering price of the Shares has been unilaterally determined by the Company and is not based on its assets or earnings. The Shares will be offered and sold by the Company. However, the Company reserves the right to engage one or more placement agents (a “Placement Agent” or collectively “Placement Agents”), who, once engaged, may receive commissions of up to 9% of the total proceeds raised in the Offering.
By execution hereof, Purchaser acknowledges that this is an unregistered offering of restricted securities, which securities, subject to the satisfaction of certain requirements, may be sold in accordance with Rule 144. Rule 144 requires at least a six month holding period before shares can be publicly traded. Although Calpian is currently a reporting issuer in the United States, there is no assurance that it will remain a reporting issuer and/or remain in compliance with all requirements, including without limitation the timely filing of its periodic reports, that allow for Purchasers, or successors and assigns, to transfer restricted securities of the Company in reliance upon Rule 144 or any other exemption to the registration requirement of the Securities Act of 1933, as amended.
Furthermore, Purchaser acknowledges that a significant portion of the net proceeds of this Offering will be applied to working capital and other general corporate purposes, including but not limited to the prepayment of outstanding debt and compensation (in the form of salary and bonuses) to officers and directors. Accordingly, the Company’s management will have broad discretion as to the application of such proceeds.  There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Purchasers are urged to consult with their attorneys, accountants and personal investment advisors prior to making any

Exhibit 10.1

decision to invest in the Company and to carefully review, with the assistance of their attorneys, accountants and personal investment advisors, the Risk Factors set forth on Schedule I hereto.
2.    Payment. The undersigned shall cause the Purchase Price to be deposited in the fundraising account (“Calpian Inc - Operating Acct”) of Calpian, Inc. for the Company, as follows:
(a)    by check or money order made payable to the order of, or endorsed to the order of, “Calpian, Inc.”, and delivered to: 500 N. Akard Street, Ste 2850, Dallas, Texas 75201; or
(b)    by wire transer of immediately available funds to:
Wells Fargo
1445 Ross Avenue, Suite 300
Dallas, Texas 75202
A/C of Calpian, Inc.
A/C#:         4124924283
ABA#:         121000248
SWIFT Code:    WFBIUS6S
Reference:    Calpian Inc - Operating Acct

The Calpian Inc - Operating Acct is a non-interest-bearing account. Funds deposited in the Calpian Inc - Operating Acct will be held for the Purchaser's benefit, and will be returned promptly, without interest or offset, if (i) this Subscription Agreement is not accepted by the Company, or (ii) the Offering is terminated without the Company withdrawing the undersigned’s proceeds from the Calpian Inc - Operating Acct. All payments delivered to the Company shall be deposited in the Calpian Inc - Operating Acct as soon as practicable after receipt thereof. Together with the undersigned’s payment of the Purchase Price, the undersigned is delivering a properly completed and executed investor questionnaire (“Accredited Investor Certification”), a form of which is attached as Exhibit A hereto.
3.    Closing.
(a)    Closing. Following the Company’s receipt of subscriptions for the Shares and the Company’s acceptance of such subscriptions, a closing will occur to effect the purchase and sale of such the Shares (the “Closing”).
(b)    Subsequent Closings.      The Company may continue to offer and accept subscriptions for the Shares and conduct additional closings (each, a “Subsequent Closing”) for the sale of such Shares after the Closing and until the termination of the Offering. Unless earlier terminated, this Offering will continue until August 31, 2016, or, if the Company’s Board of Directors authorize, without notice to Purchasers, until October 31, 2016. There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place no later than October 31, 2016. The date of any subsequent closing is referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, no more than $25,000,000 in Shares will be sold at the Closing and all Subsequent Closings, unless an increase of an additional $5,000,000 is authorized by the Company’s Board of Directors, without notice to Purchasers.
The Closing and any applicable Subsequent Closings are each referred to in this Subscription Agreement as a “Closing.” The Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.”

Exhibit 10.1

(c)    Closing Deliveries. At or within 5 business days of each Closing, the Company shall deliver to the Purchaser duly executed certificates representing the Shares due to such Purchaser against the Purchaser’s Purchase Price.
4.    Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of the Shares is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.
5.    Representations and Warranties of the Purchaser.
The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:
(a) None of the shares of Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares” and together with the Preferred Stock, the “Securities”) offered pursuant to this Subscription Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. Notwithstanding the foregoing, if the Purchaser is a Non-U.S. Person (a “Reg S Person”) and intends to rely upon Regulation S, such Purchaser hereby represents that the representations contained in paragraphs (i) through (viii) of this Section 5(a) are true and correct with respect to such Purchaser:
(i)    (A) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (B) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (C) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.
(ii)    Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of six months from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.
(iii)    Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the securities underlying the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

Exhibit 10.1

(iv)    Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.
(v)    Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.
(vi)    Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.
(vii)    The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;
(viii)    Such Reg S Person makes the representations, declarations and warranties as contained in this Section 5(a)(i)-(viii) with the intent that the same shall be relied upon by the Company in determining its suitability as a purchaser of such Securities.
(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received this Subscription Agreement, including the Risk Factors contained in Schedule I hereof, and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;
(c)     All documents, records, and books pertaining to the investment in the Shares (including, without limitation, this Subscription Agreement) have been made available for inspection by such Purchaser and its Advisers, if any;
(d) In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time;
(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;
(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement;
(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Shares through or as a result of, any form of general solicitation or general advertising including,

Exhibit 10.1

without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;
(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby, except to the extent the Purchaser learned of the Offering through a Placement Agent, if any;
(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;
(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;
(k) The Purchaser is acquiring the Shares solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares or the Conversion Shares and the Purchaser has no plans to enter into any such agreement or arrangement;
(l) The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the securities included in the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Shares have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Shares. There can be no assurance that there will be any market for resale of the Shares or the Conversion Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;
(m) The Purchaser understands the substance of and acknowledges the legend that will be placed on the Securities in substantially the following form:
For Non-U.S. Purchasers:
THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE

Exhibit 10.1

BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.
For U.S. Purchasers:
THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL
(n) The Purchaser is aware that an investment in the Shares is high risk, involving a number of very significant risks;
(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification attached hereto;
(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate,

Exhibit 10.1

corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;
(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in this Subscription Agreement and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;
(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in this Subscription Agreement. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Shares;
(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;
(t)     The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;
(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in this Subscription Agreement were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;
(v)    No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Company’s public filings;
(w) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

Exhibit 10.1

(x) The Purchaser's substantive relationship with the Company or the Placement Agent predates the Company’s or the Placement Agent’s contact with the Purchaser regarding an investment in the Shares;
(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates;
(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;
(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;
(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure, A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. or any immediate family “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. member or close associate A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure. of a senior foreign political figure, as such terms are defined in the footnotes below; and
(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.
(dd)    Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Purchaser’s subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
6.    Representations by the Company.
The Company hereby represents and warrants to the Purchaser as follows:
(a)    Organization. The Company is a company duly organized and validly existing under the Laws of the State of Texas and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is in good standing under the Laws of Texas.
(b)    Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Subscription Agreement. The execution and delivery by the Company of this Subscription Agreement and the compliance by the Company with each of the provisions of this Subscription Agreement are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action of the Company. This Subscription Agreement has been duly and validly executed and delivered by the Company, and this Subscription Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and for limitation imposed by general principles of equity, regardless of whether enforcement is sought at law or in equity and insofar as indemnification and contribution provisions may be limited by applicable Law.
(c)    Subsidiaries. Except as set forth in the SEC Reports, the Company does not own any securities or other interests in any corporation or other Person having the power to elect a majority of that corporation’s or other Person’s board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person. “Person” means an individual or corporation,

Exhibit 10.1

partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
(d)    Capitalization.
(i)    As of December 31, 2015 before giving effect to the transactions contemplated hereby, the authorized capital of the Company consists of (i) 100 shares of preferred stock, of which 100 shares of preferred stock are issued and outstanding and (ii) 200,000,000 shares of Common Stock, of which 49,273,438 are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable.
(ii)    Except as set forth in the SEC Reports, as defined below, there are no statutory preemptive rights or preemptive rights granted under the organizational documents of the Company. There are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the purchase, sale, transfer or voting of the outstanding shares of equity securities of the Company.
(iii)    The Shares, when issued and delivered in accordance with the terms of this Subscription Agreement, will be duly authorized and validly issued and outstanding, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities Laws, including, but not limited to the Texas Statutes.
(iv)    The Common Stock issuable upon conversion of the Preferred Stock will, when issued, be duly authorized, fully paid and non-assessable (in jurisdictions where such concept is recognized), free and clear of any and all encumbrances and not subject to the preemptive or other similar rights of any shareholders of the Company, other than restrictions imposed by applicable securities laws, including, but not limited to the Texas Statutes.

(f)    No Conflicts or Violation; Consents and Approvals. Neither the execution, delivery or performance by the Company of this Subscription Agreement, nor the consummation of the transactions contemplated hereby will:
(i) conflict with, or result in a breach or a violation of, any provision of the organizational documents of the Company and (ii) constitute a breach, violation or default, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any (1) law applicable to or binding on the Company or (2) provision of any commitment to which the Company is a party, except in the case of clause (a)(ii)(2), where such conflict, breach, violation or default would not result in a Material Adverse Change. “Material Adverse Change” means any material adverse change on the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole; and
(ii)    apart from the filing of a Form D with the Securities and Exchange Commission (“SEC”) after the issuance of the Shares, require the Company to make or obtain the consent, waiver, agreement, approval, permit or authorization of, or declaration, filing, notice or registration to or with, or assignment by, any governmental entity or any Person that is not a governmental entity (including any party to any commitment to which the Company is a party to), except in the case of clause (b), where the failure to obtain consent would not result in a Material Adverse Change.

Exhibit 10.1

(g)    Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or its subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $500,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option, restricted stock or other compensation-related agreements under any equity plan of the Company.
(h)    Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.
(i)    Investment Company. The Company is not, and immediately after receipt of payment for the Shares, and for so long as any Purchaser holds any of the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. The Company is not controlled by an “investment company” and shall not take any actions that would cause the Company to be controlled by an “investment company”.
(j)    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 (b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.
(k)    No Payment of Transfer Taxes. No transfer, documentary, stamp, sales, use and other taxes have been or will be required or imposed by reason of, the transfer of the Shares to the Purchasers.
(n)    Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.
(o)    Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
7.    Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred

Exhibit 10.1

in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.
8.    Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.
9.    Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.
10.    Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.
11.    Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares or the Conversion Shares shall be made only in accordance with all applicable laws.
12.    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.
13.    Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:
(a)    Arbitration is final and binding on the parties.
(b)    The parties are waiving their right to seek remedies in court, including the right to a jury trial.
(c)    Pre-arbitration discovery is generally more limited and different from court proceedings.
(d)    The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.
(e)    The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(f)    All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the

Exhibit 10.1

confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.
14.    Blue Sky Qualification. The purchase of the Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall file such notices and related documents as necessary to permit the Shares to be sold without registration under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).
15.    Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.
16.    Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or The Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company or The Company, including any scientific, technical, trade or business secrets of the Company or The Company and any scientific, technical, trade or business materials that are treated by the Company or The Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company or The Company and confidential information obtained by or given to the Company or The Company about or belonging to third parties.
17.    Miscellaneous.
(a) This Subscription Agreement, together with all attachments, schedules and exhibits hereto, and the Accredited Investor Certification, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.
(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the shares of the Shares or the Conversion Shares.
(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.
(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

Exhibit 10.1

(f)    Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.
(g)    The Purchaser understands and acknowledges that there may be multiple closings for this Offering.
(h)    The Purchaser hereby acknowledges that it has freely and voluntarily entered into this Subscription Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Subscription Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Subscription Agreement, and (iii) all factual and legal matters relevant to this Subscription Agreement and/or any and all such other documents, with counsel freely and independently selected by the Purchaser (or had the opportunity to be represented by counsel). The Purchaser further acknowledges and agrees, after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Subscription Agreement and the other documents executed and delivered in connection with this Subscription Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Subscription Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.1

INVESTOR INFORMATION
Investor Name(s): (As is will appear on the Securities Purchased)
Individual Executing Profile or Trustee (If Applicable):
SSN / Federal I.D. #	Marital Status:
Date of Birth:	Joint Party Date of Birth:
Investment Experience (Years):	Joint Party is Spouse? yes no
Date of Organization (entities):
Total Assets (for entities, including irrevocable trusts, only):

Primary Street Address:
Primary City, State & Zip Code:
Home Phone:	Home Fax:
Mobile Phone:	Email:

Employer:
Type of Business:
Business Street Address:
Business City, State & Zip Code:
Business Phone:	Business Fax:

SECURITIES DELIVERY INSTRUCTIONS (Check One)
Please deliver my securities to the Primary address listed above.
Please hold my securities in book-entry form with the Issuer or the Transfer Agent, if applicable.
Please deliver my securities to the following address:
[Signature Page Follows]

Signature Page

SIGNATURE PAGE
By execution and delivery of this signature page, you (the “Investor”) hereby subscribe to purchase the Share(s) indicated below, for the aggregate purchase price indicated below, pursuant to the terms and conditions of this Subscription Agreement (the “Subscription Agreement”). You further (i) acknowledge and agree that you have read and understand this Subscription Agreement, including the representations and warranties in the section entitled “Representations and Warranties of the Purchaser,” (ii) represent and warrant that the statements contained in this Subscription Agreement are complete and accurate with respect to you, and (iii) acknowledge and agree that your offer to subscribe to purchase the Share(s) indicated below, for the aggregate purchase price indicated below, is irrevocable and that the Company may decline to accept your offer in its sole discretion.

Exhibit 10.1

INVESTOR:

If Investor is an Individual:

Print Name:

Signature:

Social Security # or Fed ID #:

Print Name (if joint investment):

Signature:

Social Security # or Fed ID #

If Investor is an entity:

Name of Signatory:

Signature:

Title:

Telephone No.

Social Security # or Fed ID #

Street Address

Street Address - 2nd line

City, State, Zip

Investment Amount:

Number of Shares Purchased:___________________
Purchase Price Per Share: $1,000.00
Aggregate Purchase Price:
Date:

EXHIBIT A
Accredited investor
Certification

Exhibit 10.1

CERTIFICATE FOR INDIVIDUAL INVESTORS

If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. The undersigned certifies that the representations and responses below are true and accurate:
The investor has full power and authority to invest in the Company.

If the investment is to be held jointly, each investor must execute and deliver the Omnibus Signature Page and initial their individual investor status.
Individual	Joint Tenants
IRA	Tenants in Common
Tenants in the Entirety	Community Property
 Grantor of a Revocable Trust (Identify each grantor and indicate under what circumstances the trust is revocable by the grantor.): _____________________________________________________________________________________  Check if any Grantor is deceased, disabled or legally incompetent.
_________________________________________________________________________________________________________

[Remainder of Page Intentionally Blank]

Exhibit 10.1

INDIVIDUAL INVESTOR STATUS

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

Annual Income: ________________________________		Net Worth: ________________________________	Liquid Net Worth: ________________________________
1	(Initial if Applicable)
I certify that I have a net worth, or joint net worth with my spouse, in excess of $1 million. For purposes of the foregoing net worth calculation, I have excluded my/our primary residence, and I have not included any indebtedness secured by my/our primary residence as a liability, unless the amount of such indebtedness exceeds the fair market value of my/our primary residence at the time of purchase, in which event the amount of such indebtedness that exceeds the fair market value of my/our primary residence is included as a liability in determining my net worth or my joint net worth with my spouse.

2	(Initial if Applicable)
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

3	(Initial if Applicable)	I certify that I am a director or executive officer of the Company.
4
I certify that I am a Non-U.S. Person (a “Reg S Person”), and I hereby represents that the representations contained in paragraphs (a) through (f) below are true and correct with respect to such undersigned:

(a) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(b) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(c) Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(d) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(e) Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(f) Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS)

Exhibit 10.1

(a) Please describe your current employment, including the company by which you are employed and its principal business:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please describe any college or graduate degrees held by you:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(d) Please state whether you have you participated in other private placements before:

YES_______NO_______

(e) If your answer to question 7(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public
Companies
Private
Companies
Public or Private Financial Services Companies

Frequently ____________ ____________ ____________
Occasionally ____________ ____________ ____________
Never ____________ ____________ ____________

Exhibit 10.1

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES_______NO_______

(g) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES_______NO_______
(h) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(i) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

ADDITIONAL SUITABILITY CERTIFICATION (INDIVIDUALS) (Continued)

(j) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

Exhibit 10.1

INDIVIDUAL CERTIFICATION
The undersigned certifies that the representations and responses above are true and accurate and further certifies that the undersigned has the authority to execute and deliver this Subscription Agreement and to take other actions with respect thereto.

The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct social security / federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature) :	By (Signature) :
Date:	Date:

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS
If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

Limited Partnership
Limited Liability Company	Corporation
Irrecoverable Trust	Pension, Profit Sharing, Money Purchase, Keogh or 401(k) Plan; IRA or other employee benefit plan
Other form of organization: _________________________________________________________________________________
Indicate the approximate date the undersigned entity was formed: _____________________________________________________
NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Article of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc.)
FOR ERISA PLANS ONLY:
Is the Investor a “Benefit Plan Investor” or acquiring the Share(s) on behalf of any entity which is a “Benefit Plan Investor,” as such term is defined in Appendix A (for entities only, including IRA investors)?
yesno
Investors answering “yes” above, please check each box that accurately describes the Investor:
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS a “Benefit Plan Investor” but IS NOT an “ERISA Investor” as such terms are defined in Appendix A.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), but IS NOT subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
Please notify the Company immediately if you checked the above box and the ERISA Investor subsequently becomes subject to Title I of ERISA.
The Investor, or the entity on whose behalf the Investor is acquiring the Interests, IS an ERISA Investor that IS subject to Title I of ERISA.

If the Investor answered “yes” above, is the Investor obligated to file an annual return/report on an IRS Form 5500 Series form?
yes *no
                   * Investors answering “yes” please provide the following information:
Investor’s plan name:
Investor’s plan number:
Name of plan sponsor:
EIN of plan sponsor:

Exhibit 10.1

ENTITY FORM OF PAYMENT
Wire funds will be made from my outside account according to the wiring instructions contained herein.
Other:___________________ (specify form of payment).

ENTITY INVESTOR STATUS
In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1	(Initial if Applicable)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2	(Initial if Applicable)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
3	(Initial if Applicable)	An insurance company as defined in Section 2(13) of the Securities Act;
4		An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
5		A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
6
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8		A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
9	(Initial if Applicable)
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

10	(Initial if Applicable)
A trust (including a revocable trust and an irrevocable trust) ,with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

11
An entity (other than an irrevocable trust) in which all of the equity owners* qualify under any of the above subparagraphs described herein. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s): ____________________________________________________________________________________________________________________________________________________________________________

[Entity Investor Status Section Continued on Next Page]

Exhibit 10.1

12
An entity (other than an irrevocable trust) in which all of the equity owners qualify as a Non-U.S. Person (a “Reg S Person”), and I hereby represents that the representations contained in paragraphs (a) through (f) below are true and correct with respect to such Reg S Persons collectively as if the Securities were issued to and purchased by each Reg S Person:

(a) the issuance and sale to such Reg S Person of the Securities is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation S; (ii) it is not a “U.S. Person,” as such term is defined in Regulation S, and is not acquiring the Securities for the account or benefit of any U.S. Person; and (iii) the offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. Such Reg S Person acknowledges that the offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(b) Such Reg S Person acknowledges and agrees that, pursuant to the provisions of Regulation S, the Securities cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the closing date of the Offering, unless such securities are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. Such Reg S Person acknowledges that it has not engaged in any hedging transactions with regard to the Securities.

(c) Such Reg S Person consents to the placement of a legend on any certificate, note or other document evidencing the Securities and understands that the Company shall be required to refuse to register any transfer of securities not made in accordance with applicable U.S. securities laws.

(d) Such Reg S Person is not a “distributor” of securities, as that term is defined in Regulation S, nor a dealer in securities.

(e) Such Reg S Person understands that the Securities have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer. The Securities are “restricted securities” within the meaning of Regulation S and Rule 144, promulgated under the Securities Act.

(f) Such Reg S Person acknowledges that the Securities may only be sold offshore in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

List the equity owners of the undersigned, and have each equity owner complete and deliver the Certification for Individual Investors (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s): ____________________________________________________________________________________________________________________________________________________________________________

[Remainder of page intentionally left blank]

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES)

Exhibit 10.1

(a) Please list types of prior investments:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b) Please state whether you have you participated in other private placements before:

YES_______NO_______

(c) If your answer to question 12(b) above was “YES”, please indicate frequency of such prior participation in private placements of:

Public
Companies
Private
Companies
Public or Private Financial Services Companies

Frequently ____________ ____________ ____________
Occasionally ____________ ____________ ____________
Never ____________ ____________ ____________

Exhibit 10.1

(d) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______NO_______

(e) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______NO_______

(f) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______NO_______

(g) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______NO_______

[Remainder of page intentionally left blank]

ADDITIONAL SUITABILITY CERTIFICATION (ENTITIES) (Continued)
  (h) Are you affiliated or associated with a FINRA member firm (please check one)?

YES_______NO_______

If Yes, please describe:

______________________________________________________________________
______________________________________________________________________

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

____________________________________
Name of FINRA Member Firm

By: ________________________ Date: ___________
Authorized Officer

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Exhibit 10.1

ENTITY CERTIFICATION

The undersigned certifies that the representations and responses above are true and accurate:

The investor has been duly formed and validly exists and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver this Subscription Agreement on behalf of the Investor and to take other actions with respect thereto and certifies further that this Subscription Agreement has been duly and validly executed on behalf of the undersigned entity and constitutes a legal and binding obligation of the undersigned entity.
The undersigned further certifies under penalty of perjury that:
(a) The undersigned’s correct federal taxpayer identification number is set forth above, and
(b) The undersigned is not subject to backup withholding.

Investor Name:
By (Signature):
Name (Print):
Title:
Date:

EXHIBIT B
Certificate of Designation of
SERIES E CONVERTIBLE PREFERRED STOCK OF
CALPIAN, INC.

Schedule I
Risk Factors
An investment in the Securities involves a high degree of risk and is subject to many uncertainties. In addition to the risk factors specific to this offering set forth below, the risk factors set forth in Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the Commission on December 1, 2015, are incorporated herein by reference. These risks and uncertainties may adversely affect the Company’s business, operating results and financial condition. In such an event, the trading price for Common Stock could decline substantially, and you could lose all or part of your investment. In order to attain an appreciation for these risks and uncertainties, you should read all risk factors in their entirety and consider all of the information and advisements contained in the Subscription Agreement and all other related agreements or certificates and all other documents requested by the Purchaser, including the following risk factors and uncertainties.

RISKS RELATED TO THIS OFFERING

There will be restrictions on resale of the securities and the shares and there is no assurance of the registration of the securities.

None of the Securities may be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the Securities or there exists an exemption from registration under the Securities Act, and such Securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected.  The Company has no current intention of filing a registration statement covering the resale of the Securities. If no registration statement is filed and declared effective covering the resale of any of the Securities sold pursuant to this Agreement, investors will be precluded from disposing of such Securities unless such Securities may become eligible to be disposed of under the exemptions provided by Rule 144 under the

Exhibit 10.1

Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of such securities will be greatly reduced.

The Company was at one time a “shell company” as defined in Rule 12b-2 under the Exchange Act. Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Shares) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 unless at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.

Furthermore, Purchasers investing in the Securities being offered in reliance upon Regulation S may only be able to sell the Securities in offshore transactions in compliance with Regulation S or pursuant to an effective registration statement under the Securities Act or another exemption from such registration, if available. In connection with any resale of the Securities pursuant to Regulation S, the Company will not register a transfer not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or in accordance with another exemption from the Securities Act.

We have significant discretion over the use of certain of the net proceeds.

A significant portion of the net proceeds of this Offering will be applied to working capital and other general corporate purposes, including payments of salary and bonuses to management for services rendered and to be provided to the Company. Accordingly, our management will have broad discretion as to the application of such proceeds.  There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Investors are urged to consult with their attorneys, accountants and personal investment advisors prior to making any decision to invest in the Company.

Greater risk of loss to the early investors than to later investors.

There is no minimum offering amount. Consequently, the Company can close on any sum raised, and do so on a rolling basis. As a result, there can be no assurance that the Company will raise a minimally sufficient amount of capital enabling it to continue operations. If the Company fails to raise a sufficient amount of capital to continue its business, such failure may lead to investors losing their entire investment. In addition, if the Company raises an appreciable sum that is nevertheless substantially less than the amount equivalent of a sale of the Maximum Offering Amount, the Company is likely to have insufficient funds to fully implement its business strategy. Therefore, the sale of a minimal number of Shares could have material, adverse consequences on the Company’s business, financial condition and future outlook.

Because there is no minimum required for the Offering to close, investors in this Offering will not receive a refund in the event that we do not sell an amount of Shares sufficient to pursue the business goals of the Company.

There is no minimum offering amount for this Offering. Because there is no minimum offering amount, investors could be in a position where they have invested in our company, but we are unable to fulfill our objectives or proceed with our operations due to a lack of interest in this Offering. If this were to occur, we may be forced to curtail or abandon our operations with a loss to investors who purchase Securities in this Offering. Investors’ funds will not be returned under any circumstances whether during or after the Offering.

Exhibit 10.1

The offering price for the securities has been arbitrarily determined by us.

The offering price of the Securities was arbitrarily determined by us.  The price of the Securities does not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets. Rather, the price of the Securities may be derived as a result of our negotiations with the investors based upon various factors including prevailing market conditions, our future prospects and our capital structure. These prices do not necessarily accurately reflect the actual value of the Securities or the price that may be realized upon disposition of the Securities.

An investment in our securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is speculative and there is no assurance that investors will obtain any return on their investment.  Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

Your ownership interest is subject to dilution.

If you purchase Securities in this Offering, you will experience immediate dilution in the value of your Shares received upon conversion or exercise.  In addition, each investor’s proportionate ownership interest may be diluted when we issue additional shares of our common stock.  We may raise additional capital in the future through additional sales of shares of our common stock, and your percentage interest in our common stock would be diluted if you do not participate in such additional sales.

FORWARD-LOOKING STATEMENTS

We have included in this Agreement, including the Schedule, certain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “seek,” “on-track,” “plan,” “project,” “forecast,” “intend” or “anticipate,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook, including statements related to revenues and profitability, pricing and competition, the continued viability of our technology, our growth and expansion plans, including retaining new employees, compliance with governmental regulations, our intellectual property protection strategies, payment of dividends, the volatility of our common stock and the market for our common stock, dilution, trading restrictions, use of proceeds and the need for additional debt or equity funding. You are cautioned that our business and operations are subject to a variety of risks and uncertainties, many of which are beyond our control and, consequently, our actual results may differ materially from those projected by any forward-looking statements. See the section titled “Risk Factors” on Schedule 3A.9 and those described under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Commission on December 1, 2015, for information regarding certain important factors that could cause our actual results to differ materially from those projected in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Agreement. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statements are made.